Exhibit 10.18

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

Execution Version

REQUEST FOR CONSENT AND WAIVER

November 25, 2025

United States International Development Finance Corporation

110 New York Avenue, N.W.

Washington, D.C. 20527

United States of America

Attn.: Managing Director, Portfolio Management Division

Attn.: Courtney Piper

Email: notices@dfc.gov

Re: Loan No. 9000083212 Tetra4 Helium Project – Request for Consent, Waivers and Amendments to Finance Agreement (Change of Control, Fiscal Year, et al.)

Ladies and Gentlemen,

1.
Introduction
1.1.
We refer to the Finance Agreement dated August 20, 2019, between Tetra4 Proprietary Limited (the “Borrower”) and the United States International Development Finance Corporation, an agency of the United States of America (“DFC”) (as amended from time to time, the “Finance Agreement”).
1.2.
Unless expressly defined in this letter, capitalized terms used in this letter shall have the meanings given to them in the Finance Agreement.
2.
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3.
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4.
Representations, Undertaking and Amendment
4.1.
The Borrower represents and warrants to DFC that:
(a)
except as expressly waived hereby, no Default or Event of Default is continuing as of the date of this letter;
(b)
the execution, delivery and performance of this letter by the Borrower (i) has been duly authorized by all necessary corporate action and (ii) will not violate any Applicable Law;

[Signature Page to Request for Consent, Waivers and Amendments to Finance Agreement // Loan No. 9000083212]

(c)
no consent of any Person is required in connection with the Borrower’s execution, delivery or performance, or the validity or enforceability, of this letter;
(d)
upon the consummation of the Proposed Transaction, the Persons identified in Part II of Schedule 3.01(d) hold the indirect beneficial title to 100% of the limited liability company interests of the Borrower in the percentage amounts set forth next to their names in Part II of Schedule 3.01(d) (attached hereto as Annex I);
(e)
upon consummation of the Proposed Transaction, there will be no ultimate beneficial owner indirectly holding 10% or more of the authorized and issued limited liability company interests of the Borrower;
(f)
none of the Borrower, any Subsidiary, or, to the knowledge of the Borrower, any Person (including any Direct Owner) that holds or otherwise controls any ownership, voting, or economic interest the Borrower is a Foreign Entity of Concern; and
(g)
to the knowledge of the Borrower, none of ASPI, Renergen, or the Borrower has incurred, assumed, guaranteed, or is otherwise liable for Indebtedness owing to a Foreign Entity of Concern.
4.2.
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4.3.
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4.4.
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4.5.
The Borrower and DFC each agree that, upon the consummation of the Proposed Transaction, the defined term “Fiscal Year” in Schedule X of the Finance Agreement shall be deemed to be amended and restated in its entirety to read as in its entirety to read as follows:

““Fiscal Year” means, with respect to the Borrower, the period beginning on January 1 and ending on December 31, of each year.”

4.6.
The Borrower and DFC each agree to amend and restate Section 6.10(a) and Section 6.10(b) in its entirety to read follows: “
(a)
The Borrower shall maintain at all times immediately following the date falling 18 months after the date of Project Completion: (i) a ratio of all interest bearing Debt to EBITDA of not more than 3.0 to 1; and (ii) a ratio of Current Assets to Current Liabilities of not less than 1 to 1; and the Borrower shall maintain at all times: (iii) a Reserve Tail Ratio of not less than 25%.
(b)
The Borrower shall maintain at all times immediately following the date falling 18 months after the date of Project Completion: (i) a ratio of Cash Flow for the most recently completed four (4) consecutive full fiscal quarters, taken as a single accounting period, to Debt Service for the most recently completed four (4) consecutive full fiscal quarters, taken as a single accounting period, of not less than 1.30 to 1; and (ii) a ratio of Cash Flow for the most recently completed four (4) consecutive full fiscal quarters, taken as a single accounting period, to Debt Service for the next succeeding four (4) consecutive full fiscal quarters of not less than 1.3 to 1.”
4.7.
The Borrower and DFC each agree to amend and restate the last sentence of Section 7.04 in its entirety to read as follows:

“For the avoidance of doubt, the ratios in Section 6.10(a)(i), Section 6.10(a)(ii) and Section 6.10(b) shall also be met notwithstanding the 18 months provided for after Project Completion.”

4.8.
The Borrower and DFC each agree that, upon the consummation of the Proposed Transaction, Schedule 3.01(d) of the Finance Agreement shall be deemed to be amended and restated in its entirety to read as set out on Annex I hereto.
4.9.
The Borrower undertakes for the benefit of DFC to achieve Project Completion by October 31, 2026. DFC and the Borrower each agree that paragraph (c) of Section 6.01(Project Completion) of the Finance Agreement is hereby amended to read as follows:

“cause Project Completion to be achieved on or prior to October 31, 2026.”

4.10.
For purposes of this Section 4:

“Covered Nation” means any country that is a “covered nation” as defined in 10 U.S.C. § 4872(f)(2), as amended.1

1 As of September 2025, “covered nations” are defined as the Democratic People’s Republic of North Korea, the People’s Republic of China, the Russian Federation, and the Islamic Republic of Iran.

“Foreign Entity of Concern” means each Person that is:

(a)
designated as a foreign terrorist organization by the Secretary of State under 8 U.S.C. § 1189;
(b)
included on the Department of Treasury’s list of Specially Designated Nationals and Blocked Persons (“SDN List”), or for which one or more individuals or entities included on the SDN List, individually or in the aggregate, directly or indirectly, hold at least fifty percent (50%) of the outstanding voting interest;
(c)
owned by, controlled by, or subject to the jurisdiction or direction of a government of a foreign country that is a Covered Nation; provided that, as used in this definition, “owned by, controlled by, or subject to the jurisdiction or direction of a government of a foreign country that is a Covered Nation” means:
(i)
the Person is a citizen of a Covered Nation and is not a citizen or lawful permanent resident of the United States;
(ii)
the Person is organized under the laws of or has its principal place of business in a Covered Nation;

(iii)
twenty-five percent (25%) or more of the Person’s outstanding voting interest, board seats, or equity interest is held or otherwise controlled directly or indirectly by the government of a Covered Nation; or
(iv)
twenty-five percent (25%) or more of the Person’s outstanding voting interest, board seats, or equity interest is held or otherwise controlled directly or indirectly by any combination of Persons described in sub-sections (i)-(iii) above.
(d)
included on the Bureau of Industry and Security’s Entity List (15 CFR part 744, supplement no. 4); or
(e)
included on the Department of the Treasury’s list of Non-SDN Chinese Military-Industrial Complex Companies (“NS-CMIC List”), or for which one or more individuals or entities included on the NS-CMIC List, individually or in the aggregate, directly or indirectly, hold at least fifty percent (50%) of the outstanding voting interest.
5.
General
5.1.
THIS LETTER AND ANY CLAIM, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS LETTER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.
5.2.
Sections 8.03 (Jurisdiction and Consent to Suit; Waivers), 8.05 (No Immunity), 9.01 (Notices), 9.03 (Governing Law) to 9.13 (Waiver of Litigation Payments) of the Agreement are hereby incorporated herein by reference and shall apply to this Agreement, mutatis mutandis, as if they had been fully set forth herein. This letter may be signed in separate counterparts in .pdf, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
5.3.
This letter constitutes a Financing Document.

[Signature page to follow]

Sincerely,

TETRA4 PROPRIETARY LIMITED

By:	/s/ Nicholas Michael Mitchell
Name:	Nicholas Michael Mitchell
Title:	Chief Operating Officer

[Signature Page to Request for Consent, Waivers and Amendments to Finance Agreement // Loan No. 9000083212]

By its signature hereto, DFC agrees to the consents and waivers expressly requested in this letter subject to the express terms and conditions contained in this letter.

UNITED STATES INTERNATIONAL DEVELOPMENT FINANCE CORPORATION

By:	/s/ C. Piper
Authorized Signatory
Name:	C. Piper	Title:	Director, Asset Management
Date:	November 25, 2025

[Signature Page to Request for Consent, Waivers and Amendments to Finance Agreement // Loan No. 9000083212]

ANNEX I

SCHEDULE 3.01(D)

CAPITALIZATION

Annex II

FORM OF AUTHORIZED OFFICER CERTIFICATE FOR RENERGEN